                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 27, 2007
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                              --------------------

                             THE QUIGLEY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                    0-21617                     23-2577138
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)             Identification No.)

Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA   18901
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     (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (215) 345-0919

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 27, 2007, The Quigley  Corporation  (the  "Company")  issued a press release announcing its financial results for the fourth quarter and fiscal year ended  December  31, 2006.  The full text of the press  release is attached hereto as Exhibit 99.1.

      The information  furnished pursuant to Item 2.02 of this Current Report on
Form 8-K,  including  Exhibit 99.1 hereto,  shall not be considered  "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or otherwise subject to the liability of such section, nor shall it be incorporated by reference  into future  filings by the Company  under the  Securities  Act of
1933,  as amended or under the  Securities  Exchange  Act of 1934,  as  amended, unless  the  Company  expressly  sets  forth in such  future  filing  that  such information is to be considered "filed" or incorporated by reference therein.

ITEM 8.01   OTHER EVENTS.

      On February 27, 2007, the Company issued a press release providing updates on the status of its pharmaceutical pipeline. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

      Exhibit No.    Description
      -----------    -----------

      99.1           Press  Release  dated  February 27, 2007  reporting  fourth quarter and fiscal year ended December 31, 2006 preliminary unaudited  earnings  and  updates  on  the  status  of  the
                     Company's pharmaceutical pipeline.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     THE QUIGLEY CORPORATION
                                         (Registrant)

Date: February 27, 2007
                                        By: /s/ George J. Longo
                                           -------------------------------------
                                      Name: George J. Longo
                                     Title: Vice President and Chief Financial
                                            Officer